Exhibit 10.19

                                     CFO 911
                             Accounting and Finance
                                    Solutions

                                The Scope Letter

         The scope of the Agreement (the "Agreement") dated December 10, 2003 by and between CFO 911 (the "Advisor") and Recom Managed Systems, Inc. (the "Company") is limited to the details herein. The tasks to be performed as delineated herein are to be completed within the term of the Agreement. The scope of the Agreement may only be modified by written consent of both the Advisor and the Company.

         The tasks are as follows:

1. Review accounting functions and systems and make appropriate recommendations for improvement, as necessary.

2.       Prepare and/or review financial statements, as necessary.

3. Prepare and review the financial modeling methods of the Company, especially for stock option valuation and disclosure.

4.       Prepare and/or review SB-2 filing. 5. Prepare the 10-K filing:

         o        Preparation and documentation for the year-end audit

         o        Creation of the critical accounting policies

         o        MD&A analysis

         o        Full Note disclosure to the financial statements

         o        Part II stock information disclosure

         o        Quantitative and qualitative analysis of market risk

6. Create and make appropriate recommendations concerning internal control procedures and accounting policies.

7. Prepare the accounting and corporate documentation for the internal control and financial procedures.

8. Train the permanent CFO on the procedures and policies as well as the SB-2 and 10-K filings.

9. As part of the services performed, CFO 911 will sign as the acting Chief Financial Officer of the Company for the term of the engagement. As such, CFO 911 will perform the necessary and appropriate due diligence of the Company's procedures, controls and advisors and personnel.

AGREED TO AND ACCEPTED THIS 18th DAY OF December, 2003

CFO 911                                 Recom Managed Systems, Inc.
By: /s/ Charles K. Dargan II            By: /s/ Marvin H. Fink
Name: Mr. Charles K. Dargan II          Name: Marvin H. Fink
Title: Principal                        Title: Chief Executive Officer
Date: December 18, 2003                 Date: December 18, 2003

                                     CFO 911
                             Accounting and Finance
                                    Solutions

                           Recom Managed Systems, Inc.

                              Engagement Agreement
--------------------------------------------------------------------------------

Advisor CFO 911 will be the exclusive accounting and financial advisor ("Advisor") responsible for completion of the project during the engagement (the "Agreement").

Role To review the accounting functions and systems, financial reporting and the filing of SEC documents of Recom Managed Systems, Inc. (the "Company") and to make appropriate recommendations to facilitate and improve those functional areas. Further, CFO 911 will be the acting Chief Financial Officer of the Company for the term of this Agreement. Such assignments are delineated in the Scope Letter, which is a separate agreement. Specific functions include, but are not limited to:

                                 Financial Statements
                                 Accounting and Stock Ledgers
                                 Appropriate Financial and Stock Option Modeling 10K and SB-2 Filings
                                 Internal Controls and Documentation
                                 Training of permanent CFO


Term 90 days, with a 30-day extension as agreed to by the Advisor and the Company.


Fees: For advisory services performed compensation shall be as follows:

                                 $7,500 upon signing of this Agreement, which shall be the first installment for the SB-2 and includes the due diligence and review of the Company's accounting procedures and books and records in order to meet the SEC requirements for signing as the Chief Financial Officer.

                                 $7,500 upon the filing of the SB-2.

                                 $15,000 upon the filing of the 10-K, which includes preparation and documentation for the auditors, stock option valuation modeling, creation of critical accounting policies for disclosure purposes, MD&A analysis, full Note disclosure for the financial statements, Part II stock information disclosure and any other documentation required.




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


                                 $5,000 for internal control procedures and accounting department policies. (These services are subject to the Company choosing to use CFO 911 to provide such services)

                                 $5,000 for internal control documentation adapted to the necessary Company specifications. (These services are subject to the Company choosing to use CFO 911 to provide such services)

                                 At the end of the initial term of the
                                 engagement, the assignment and fees will be reviewed and adjusted for the remaining scope of the work to be performed.

Expenses Reimbursement of all out-of-pocket expenses (including fees and disbursements of professionals such as legal counsel, if required).

Indemnification                  Customary indemnification normally accorded
                                 to accounting and financial advisors shall hold harmless the Advisor from any losses, claims or damages resulting from the Advisor's services, except for the liability as delineated in the Chief Financial Officer certification requirements of
                                 Sarbanes-Oxley. A separate indemnification agreement shall be executed in a form satisfactory to the Advisor.

                                 In the event the Advisor is called to
                                 testify, provide legal support or be a
                                 witness on behalf of the Company for any event at any time, all legal expenses and professional time will be reimbursed by the Company.

Arbitration                      Any dispute between the Advisor and the
                                 Company regarding the construction or
                                 application of the Agreement and the related services will, upon a written request, be submitted to arbitration, and this arbitration shall comply with and be governed by the provisions of the American
                                 Arbitration Association and shall take place in Los Angeles, California. The prevailing party shall be entitled to attorney fees and costs incurred in connection with any such dispute.

Governing                        Law This Agreement shall be governed by the
                                 laws of the State of California. Further, no change or modification of this Agreement shall be valid or binding unless such change or modification shall be in writing.

AGREED TO AND ACCEPTED THIS 18thDAY OF December, 2003

CFO 911                                 Recom Manged Systems, Inc.

By: /s/ Charles K. Dargan II            By: /s/ Marvin H. Fink
Name: Mr. Charles K. Dargan II          Name: Marvin H. Fink
Title:  Principal                       Title:  Chief Executive Officer
Date:  December 18, 2003                Date:  December 18, 2003

                                     CFO 911

                             Accounting and Finance
                                    Solutions

                            The Scope Letter Addendum

         This Addendum which adds to, but does not change, the original scope of the Agreement (the "Agreement") dated December 18, 2003 by and between CFO 911 (the "Advisor") and Recom Managed Systems, Inc. (the "Company") is limited to the details herein. The tasks to be performed as delineated herein are to be completed within the term of the Agreement. The scope of the Agreement may only be modified by written consent of both the Advisor and the Company.

         The additional tasks are as follows:

         10. Rebuild the financial statements for 2001, 2002 and the nine months ended September 30, 2003 and create the appropriate accounting audit back-up, as necessary.

         2. Prepare and build the financial statements from QuickBooks for the 2003 10-KSB audit. Further, create the appropriate accounting records and filing system for that audit. Update the QuickBooks entries as necessary.

AGREED TO AND ACCEPTED THIS 23rd DAY OF January, 2004

CFO 911                                 Recom Managed Systems, Inc.

By: /s/ Charles K. Dargan II            By: /s/ Marvin H. Fink
Name: Mr. Charles K. Dargan II          Name: Marvin H. Fink
Title:   Principal                      Title:   Chief Executive Officer
Date:  January 23, 2004                 Date:  January 23, 2004

                                     CFO 911
                             Accounting and Finance
                                    Solutions

                           Recom Managed Systems, Inc.

                          Engagement Agreement Addendum
--------------------------------------------------------------------------------

Advisor CFO 911 will be the exclusive accounting and financial advisor ("Advisor") responsible for completion of the project during the engagement (the "Agreement"). Such Agreement is modified as delineated in this Addendum ("Addendum"). All other terms and conditions remain the same unless specifically modified in this Addendum

Role Additional responsibilities will include rebuilding the financial statements of Recom Managed Systems, Inc. (the "Company") for 2001, 2002 and the nine months ended September 30, 2003 and creating the appropriate accounting audit back-up, as necessary. CFO 911 will also help to prepare the accounting information and financial statements from the Company's QuickBooks accounting software and will help prepare the accounting books and records for the 10-KSB audit. Such assignments are delineated in the Scope Letter Addendum, which is a separate agreement.

Term 90 days, with a 30-day extension as agreed to by the Advisor and the Company.

Fees: For the additional advisory services performed compensation shall be as follows:

                                    $7,500; one half ($3,750) due upon the
                                    signing of this Addendum and the final
                                    $3,750 due when the audit field work for the 10-KSB is finished.

Expenses Reimbursement of all out-of-pocket expenses (including fees and disbursements of professionals such as legal counsel, if required).

AGREED TO AND ACCEPTED THIS 23rd DAY OF January, 2004

CFO 911                                 Recom Manged Systems, Inc.

By: /s/ Charles K. Dargan II            By:  /s/ Marvin H. Fink
Name: Mr. Charles K. Dargan II          Name: Marvin H. Fink
Title:  Principal                       Title:  Chief Executive Officer
Date:  January 23, 2004                 Date:  January 23, 2004

                                     CFO 911
                             Accounting and Finance
                                    Solutions

                                The Scope Letter

         The scope of the Agreement (the "Agreement") dated March 22, 2004 by and between CFO 911 (the "Advisor") and Recom Managed Systems, Inc. (the "Company") is limited to the details herein. The tasks to be performed as delineated herein are to be completed within the term of the Agreement. The scope of the Agreement may only be modified by written consent of both the Advisor and the Company.

         The tasks are as follows:

11.      Prepare and/or review the Company's financial statements, as necessary.

12. Prepare the March 31, 2004 10-QSB filing, including the financial statements and notes to the financial statements.

13. As part of the services performed, CFO 911 will sign as the acting Chief Financial Officer of the Company for the term of the engagement. As such, CFO 911 will perform the necessary and appropriate due diligence of the Company's procedures, controls and advisors and personnel.

         Caveats:

1. The Company's books and records shall be in good working condition and working order. Further, all of the equity transactions and/or other corporate transactions shall have been disclosed to CFO 911 as of this date, March 22, 2004. Any such transactions that have not been disclosed or that require additional work are outside of the scope of this Agreement. Such changes are subject to modifications of the Agreement and increased fee adjustments.

2. The scope of this Agreement also assumes that there will not be any changes to the accounting practices and procedures from the 10-KSB audit. Such changes are outside of the scope of this agreement and are subject to modifications of the Agreement and increased fee adjustments.

AGREED TO AND ACCEPTED THIS 22nd DAY OF MARCH 2004

CFO 911                                         Recom Managed Systems, Inc.

By: /s/ Charles K. Dargan II                    By:  /s/ Marvin H. Fink
Name: Mr. Charles K. Dargan II                  Name: Mr. Marvin Fink
Title:   Principal                              Title: Chief Executive Officer
Date:  March 22, 2004                           Date: March 22, 2004

                                     CFO 911
                             Accounting and Finance
                                    Solutions

                           Recom Managed Systems, Inc.

                              Engagement Agreement
--------------------------------------------------------------------------------

Advisor CFO 911 will be the exclusive accounting and financial advisor ("Advisor") responsible for completion of the project during the engagement (the "Agreement").

Role To implement the filing of first quarter, March 31, 2004 10-QSB of Recom Managed Systems, Inc. (the "Company"). Further, CFO 911 will be the acting Chief Financial Officer of the Company for the term of this Agreement. Such assignments are delineated in the Scope Letter, which is a separate agreement. Specific functions include, but are not limited to:

                                    10-QSB Financial Statements
                                    Accounting and Stock Ledgers

Term 60 days, with any extension as necessary and as agreed to by the Advisor and the Company.


Fees: For advisory services performed compensation shall be as follows:

                                    $7,500 upon signing of this Agreement, and $7,500 upon the filing of the 10-QSB.

                                    At the end of the initial term of the
                                    engagement, the assignment and fees will be reviewed and adjusted for the any additional scope of the work to be performed.

Expenses Reimbursement of all out-of-pocket expenses (including fees and disbursements of professionals such as legal counsel, if required).

Indemnification                     Customary indemnification normally accorded
                                    to accounting and financial advisors shall hold harmless the Advisor from any losses, claims or damages resulting from the Advisor's services, except for the liability as delineated in the Chief Financial Officer certification requirements of
                                    Sarbanes-Oxley. A separate indemnification agreement shall be executed in a form satisfactory to the Advisor.

                                    In the event the Advisor is called to
                                    testify, provide legal support or be a
                                    witness on behalf of the Company for any event at any time, all legal expenses and professional time will be reimbursed by the Company.

Arbitration                         Any dispute between the Advisor and the
                                    Company regarding the construction or
                                    application of the Agreement and the related services will, upon a written request, be submitted to arbitration, and this arbitration shall comply with and be governed by the provisions of the American
                                    Arbitration Association and shall take place in Los Angeles, California. The prevailing party shall be entitled to attorney fees and costs incurred in connection with any such dispute.

Governing                           Law This Agreement shall be governed by the
                                    laws of the State of California. Further, no change or modification of this Agreement shall be valid or binding unless such change or modification shall be in writing.

AGREED TO AND ACCEPTED THIS 22nd DAY OF MARCH 2004

CFO 911                                 Recom Manged Systems, Inc.

By: /s/ Charles K. Dargan II            By: /s/ Marvin H. Fink
Name: Mr. Charles K. Dargan II          Name: Mr. Marvin Fink
Title:  Principal                       Title: Chief Executive Officer
Date:  March 22, 2004                   Date: March 22, 2004


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